s

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 10, 2014

RENT-A-CENTER, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive Plano, Texas 75024 (Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone
number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02                                           Results of Operations and Financial Condition.

On July 10, 2014, the Registrant issued a press release announcing preliminary earnings information for the quarter ended June 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01                                           Regulation FD Disclosure.

On July 10, 2014, the Registrant issued a press release announcing its entry into the smartphone business.  A copy of the press release is attached hereto as Exhibit 99.2.

The information furnished under both Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1                                                                              Press Release, dated July 10, 2014

Exhibit 99.2                                                                              Press Release, dated July 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: July 11, 2014	By:	/s/ Robert D. Davis
Robert D. Davis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 10, 2014
99.2	Press release, dated July 10, 2014